R-0 R-43 G-101 G-131 B-179 B-35 R-145 R-156 G-213 G-226 B-242 B-146 R-61 R-163 G-175 G-143 B-46 B-187 U R-145 R-127 se G-229 G-127 co B-0 B-127 lo rs Quarterly Earnings Presentation in R-85 R-219 pr G-67 G-217 ef B-113 B-217 er Quarter Ended September 30, 2019 re White d R-118 R-255 or G-92 de G-255 B-150 B-255 r fo Colors Text Dark Blue r R-0 be R-0 G-161 G-74 st B-224 B-136 re su Blue lts R-189 R-0 G-230 G-161 B-247 B-224 1

R-0 R-43 G-101 G-131 B-179 Disclaimer and Forward-Looking Statement B-35 R-145 This presentation (the “Presentation”) has been prepared by TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) R-156 G-213 (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the G-226 Company held on November 5, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. The information contained herein B-242 may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. B-146 This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale R-61 would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. R-163 G-175 This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as G-143 B-46 investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be B-187 issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. U This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward- R-145 looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” R-127 se G-229 “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all G-127 co forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects B-0 B-127 lo and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on rs these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly in R-85 materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and R-219 pr “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for G-67 us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, G-217 ef B-113 future events or otherwise, except as required by law. B-217 er Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently re verified and, accordingly, the Company makes no representation or warranty in respect of this information. White d R-118 The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary R-255 or G-92 information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from de time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. G-255 B-150 B-255 r TCG BDC is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned fo subsidiary of The Carlyle Group L.P. (together with its affiliates, “Carlyle”). Colors Text Dark Blue r R-0 This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view be information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, R-0 G-161 many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match G-74 st B-224 or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. B-136 re Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. su Blue lts R-189 R-0 G-230 2 G-161 B-247 B-224

R-0 R-43 G-101 G-131 B-179 Summary of Quarterly Results B-35 R-145 Quarter Ended September 30, 2019 R-156 G-213 G-226 B-242 • TCG BDC B-146 – The investment portfolio increased to $2.13 billion at fair value as of September 30, 2019, as compared to $2.08 billion at fair value as of June 30, 2019 R-61 R-163 1 G-175 – New investment fundings for the quarter ended September 30, 2019 were $237 million and sales and repayments G-143 B-46 totaled $166 million B-187 – Net investment income for the quarter ended September 30, 2019 was $0.45 per share, as compared to $0.46 per 2 U share for the quarter ended June 30, 2019 R-145 R-127 se – The Company paid a third quarter regular dividend of $0.37 per share, resulting in a LTM dividend yield of 10.6% G-229 G-127 co based on ending net asset value B-0 B-127 lo – Net asset value per share was $16.58 as of September 30, 2019, as compared to $17.06 per share as of June 30, rs 2019 in R-85 • Middle Market Credit Fund, LLC (“Credit Fund”) R-219 pr G-67 – The investment portfolio of our joint venture, Credit Fund, decreased to $1.27 billion at fair value as of September G-217 ef B-113 B-217 er 30, 2019, as compared to $1.33 billion at fair value as of June 30, 2019 re – For the quarter ended September 30, 2019, Credit Fund’s new investment fundings1 were $94 million and sales and White d R-118 repayments totaled $155 million or – Credit Fund produced a 13.0% annualized dividend yield3 to the Company for the quarter ended September 30, R-255 G-92 G-255 de 2019 B-150 B-255 r • During the quarter ended September 30, 2019, the Company repurchased 1,168,383 shares of the Company's common Colors Text fo stock pursuant to the Company’s $100 million stock repurchase program at an average cost of $14.68 per share, or r Dark Blue R-0 $17.2 million in the aggregate, resulting in accretion to net assets per share of $0.04 be R-0 G-161 G-74 st B-224 B-136 re su (1) At par/principal and excluding net change in unfunded commitments. Origination activity and resulting capital deployment is dependent on the Investment Adviser’s ability to identify investment Blue lts R-189 opportunities. There can be no guarantee that appropriate opportunities will be identified and if they are, that the Company or Credit Fund, as the case may be, will be selected to originate any or all such opportunities. (2) Net investment income per share is based on the weighted average shares outstanding during the respective period. There can be no assurance that we will continue to earn R-0 G-230 income or pay dividends at this rate and our income and our dividends may decline. (3) The annualized Credit Fund yield is calculated by dividing the dividend income from Credit Fund by the weighted average of the Company’s principal investment in the subordinated loans of Credit Fund over the quarter and annualizing over 4 periods. 3 G-161 B-247 B-224

R-0 R-43 G-101 G-131 B-179 Portfolio Highlights – New Originations – TCG BDC and Credit Fund B-35 R-145 R-156 G-213 (Dollar amounts in thousands and based on par/principal) Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 G-226 B-242 B-146 TCG BDC Originations and Net Investment Activity Investment Fundings $ 231,337 $ 328,112 $249,713 $ 231,361 $237,004 R-61 R-163 Unfunded Commitments, Net Change 20,473 (28,104) (6,772) 24,789 719 G-175 G-143 B-46 Sales and Repayments (143,594) (343,420) (69,866) (305,398) (165,672) B-187 Net Investment Activity $ 108,216 $ (43,412) $173,075 $ (49,248) $72,051 U R-145 R-127 se G-229 G-127 co TCG BDC Total Investment Portfolio at Fair Value (1) B-0 B-127 lo First Lien Debt 69.46% 68.12% 67.84% 69.51% 68.05 % rs First Lien, Last-out Unitranche Debt 9.87% 10.29% 9.34% 10.08% 10.04 % in R-85 R-219 pr G-67 Second Lien Debt 8.45% 9.07% 10.62% 9.79% 10.92 % G-217 ef B-113 Equity Investments 1.15% 1.25% 1.32% 1.40% 1.44 % B-217 er re Investment Fund / Credit Fund 11.07% 11.27% 10.88% 9.22% 9.55 % White d R-118 R-255 or G-92 de Credit Fund Originations and Net Investment G-255 B-150 B-255 r Activity (2) fo Investment Fundings $ 111,236 $ 122,735 $137,478 $ 121,117 $93,821 Colors Text Dark Blue r R-0 Unfunded Commitments, Net Change (20,733) (11,771) 13,655 (16,635) 1,429 be R-0 G-161 G-74 st Sales and Repayments (49,417) (122,197) (58,312) (43,351) (154,969) B-224 B-136 re Net Investment Activity $ 41,086 $ (11,233) $92,821 $61,131 $(59,719) su Blue lts R-189 Please refer to the Company’s Form 10-Q for the quarter ended on September 30, 2019 (“Form 10-Q”) for more information. No assurance is given that the Company will continue to achieve comparable results. (1) At quarter end. (2) Credit Fund is a Delaware limited liability company that is not consolidated with the Company. The Company and Credit Partners USA LLC each R-0 G-230 has 50% economic ownership of Credit Fund and has commitments to fund, from time to time, capital of up to $400 million each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company. 4 G-161 B-247 B-224

R-0 R-43 G-101 G-131 B-179 Investment Portfolio Overview – TCG BDC B-35 R-145 Total Fair Value of Investments of TCG BDC at September 30, 2019 of $2,127 R-156 G-213 million G-226 B-242 B-146 R-61 R-163 G-175 G-143 B-46 B-187 U R-145 R-127 se G-229 G-127 co B-0 B-127 lo rs in R-85 R-219 pr G-67 G-217 ef B-113 B-217 er re White d R-118 R-255 or G-92 de G-255 B-150 B-255 r fo Colors Text Dark Blue r R-0 be R-0 G-161 G-74 st B-224 B-136 re su Blue lts R-189 R-0 G-230 Note: At quarter end. (1) Fair value of investments is subject to change. Past performance is no guarantee of future results. Fair value is determined in good faith by or under the direction of the Company’s board of directors pursuant to the Company’s valuation policy. Refer to Note 2 (Significant Accounting Policies) and Note 3 (Fair Value Measurements) to the consolidated financial 5 G-161 B-247 statements in Part I, Item 1 of the Company’s Form 10-Q for details on fair value measurements. B-224

R-0 R-43 G-101 G-131 B-179 Investment Portfolio Overview – TCG BDC and Credit Fund B-35 R-145 Combined Fair Value of Investments of TCG BDC and Credit Fund at September R-156 G-213 30, 2019 of $3,194 million (1) G-226 B-242 B-146 R-61 R-163 G-175 G-143 B-46 B-187 U R-145 R-127 se G-229 G-127 co B-0 B-127 lo rs in R-85 R-219 pr G-67 G-217 ef B-113 B-217 er re White d R-118 R-255 or G-92 de G-255 B-150 B-255 r fo Colors Text Dark Blue r R-0 be R-0 G-161 G-74 st B-224 B-136 re Note: At quarter end. Fair value of investments is subject to change. Past performance is no guarantee of future results. Fair value is determined in good faith by or under the direction of the su Company’s board of directors pursuant to the Company’s valuation policy. Refer to Note 2 (Significant Accounting Policies), Note 3 (Fair Value Measurements), and Note 5 (Middle Market Credit Fund, LLC) to the consolidated financial statements in Part 1, Item 1 of the Company’s Form 10-Q for details on fair value measurements. Blue lts R-189 (1) Combined fair value of investments of TCG BDC and Credit Fund is not a U.S. generally accepted accounting principles ("GAAP") financial measure. The Company believes that presenting this non-GAAP financial measure is useful because it illustrates our increased deal flow and portfolio size as a result of our strategic joint venture with Credit Fund. Although this non-GAAP R-0 G-230 financial measure is intended to enhance investors' understanding of our business and performance, it should not be considered an alternative to GAAP and it may not be comparable to similar G-161 non-GAAP measures used by other companies. The combined fair value of investments of TCG BDC and Credit Fund is the sum of the fair value of investments of TCG BDC ($2.1 billion) and 6 B-247 Credit Fund ($1.3 billion), excluding the fair value of TCG BDC's investments in Credit Fund ($203 million). B-224

Portfolio Summary – TCG BDC and Credit Fund

As of September 30, 2019

Portfolio Characteristics

	TCG BDC	Credit Fund
Total Investments and Commitments ($mm)	$ 2,302	$ 1,352
Unfunded Commitments (1) ($mm)	$ 174	$ 82
Investments at Fair Value ($mm)	$ 2,127	$ 1,270
Yield of Debt Investments (2) (%)	8.88 %	6.81 %
Yield of Total Portfolio (2),(3) (%)	9.12 %	6.78 %
Number of Investments	141	70
Number of Portfolio Companies	110	63
Floating / Fixed (4) (%)	99.7% / 0.3%	98.3% / 1.7%

Asset Mix



TCG BDC
68%
10%
11%
1%
10%
Credit Fund
96%
2%
2%
First Lien Debt
Second Lien Debt
Investment Fund (Credit Fund)
First Lien Last Out
Equity

Diversification by Borrower



TCG BDC
46%
10%
22%
23%
Credit Fund
42%
28%
30%
Top 10 Investments
Next 11 - 25 Investments
Remaining Investments
Credit Fund

Industry Mix



TCG BDC
27%
10%
11%
9%
9%
9%
7%
6%
4%
4%
4%
Credit Fund
41%
20%
15%
10%
5%
4%
3%
High Tech Industries
Software
Hotel, Gaming & Leisure
Other
Healthcare & Pharmaceuticals
Business Services
Aerospace & Defense
Investment Fund
Banking, Finance, Insurance & Real Estate
Telecommunications
Beverage, Food & Tobacco

(1) Excludes the Company's commitments to fund capital to Credit Fund. (2) Weighted average yields at cost of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. Weighted average yields for TCG BDC do not include TCG BDC's investment in Credit Fund. (3) Weighted average yields at cost of the total portfolio includes yield of debt investments, equity investments and TCG BDC's investment in Credit Fund. Actual yields earned over the life of each investment could differ materially from the yields presented above. (4) % of fair value of First and second lien debt.

7

THE CARLYLE GROUP

R-0 R-43 G-101 G-131 B-179 Credit Quality of Investments – TCG BDC B-35 R-145 • As of September 30, 2019, 3 borrowers were on non-accrual status, representing 0.6% of total investments at fair value and 2.0% at R-156 G-213 amortized cost G-226 B-242 • Approximately 99% of investments in our debt investment portfolio continue to have an Internal Risk Rating of 1 through 4 as of B-146 September 30, 2019 R-61 Portfolio Risk Ratings R-163 G-175 (Dollar amounts in millions) September 30, 2019 June 30, 2019 March 31, 2019 G-143 B-46 Internal Risk Rating Fair Value % of Fair Value Fair Value % of Fair Value Fair Value % of Fair Value B-187 1 $92.5 4.89% $49.7 2.68% $70.8 3.74 % U 2 1,402.9 74.12% 1,431.2 77.15% 1,381.7 73.02 % R-145 R-127 se 3 184.4 9.74% 123.1 6.64% 212.5 11.23 % G-229 G-127 co B-0 4 187.6 9.91% 197.2 10.63% 189.2 10.00 % B-127 lo 5 24.5 1.29% 46.3 2.49% 23.3 1.23 % rs 6 1.0 0.05% 7.6 0.41% 14.7 0.78 % in R-85 Total $1,892.9 100.00% $1,855.1 100.00% $1,892.2 100.00 % R-219 pr G-67 G-217 ef B-113 Rating Definition B-217 er re 1 Performing – Low Risk: Borrower is operating more than 10% ahead of the Base Case Performing – Stable Risk: Borrower is operating within 10% of the Base Case (above or below). This is the initial rating assigned to all new White d R-118 2 borrowers R-255 or G-92 Performing – Management Notice: Borrower is operating more than 10% below the Base Case. A financial covenant default may have occurred, G-255 de 3 B-150 but there is a low risk of payment default B-255 r Watch List: Borrower is operating more than 20% below the Base Case and there is a high risk of covenant default, or it may have already occurred. Colors Text fo 4 Payments are current although subject to greater uncertainty, and there is moderate to high risk of payment default Dark Blue r R-0 R-0 be Watch List – Possible Loss: Borrower is operating more than 30% below the Base Case. At the current level of operations and financial condition, G-161 G-74 st 5 the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or B-224 may have occurred. Loss of principal is possible B-136 re su Watch List – Probable Loss: Borrower is operating more than 40% below the Base Case, and at the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is Blue lts R-189 6 very likely or may have already occurred. Additionally, the prospects for improvement in the borrower’s situation are sufficiently negative that impairment R-0 G-230 of some or all principal is probable 8 G-161 B-247 B-224

R-0 R-43 G-101 G-131 B-179 Financial Performance Summary – TCG BDC B-35 R-145 (Dollar amounts in thousands, except per share data) Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 R-156 G-213 G-226 Net Investment Income Per Share $ 0.41 $ 0.47 $ 0.45 $ 0.46 $0.45 B-242 B-146 Net Realized & Unrealized Appreciation (Depreciation) Per Share (0.31) (0.49) 0.09 (0.29) (0.60) Net Income (Loss) Per Share 0.10 (0.02) 0.54 0.16 (0.15) R-61 Dividends Paid Per Share 0.37 0.57 0.37 0.45 0.37 R-163 G-175 Impact of Share Repurchases Per Share — 0.02 0.04 0.04 0.04 G-143 B-46 Net Asset Value Per Share $ 17.66 $ 17.09 $ 17.30 $17.06 $16.58 B-187 U R-145 R-127 se G-229 Weighted Average Shares Outstanding for the Period (in thousands) 62,569 62,496 61,773 60,596 59,588 G-127 co B-0 Shares Outstanding at End of Period (in thousands) 62,569 62,230 61,272 60,182 59,013 B-127 lo rs in R-85 R-219 Total Fair Value of Investments $ 2,018,998 $ 1,972,157 $ 2,155,209 $ 2,075,614 $2,126,688 pr G-67 G-217 ef B-113 Number of Portfolio Companies 94 96 103 106 110 B-217 er Average Size of Investment in Portfolio Company (Notional) (1) $ 22,225 $ 21,602 $ 21,880 $ 20,563 $20,828 re Weighted Average all-in Yield on Investments at Amortized Cost (2) 9.25% 9.54% 9.51% 8.97% 8.88 % White d R-118 Weighted Average all-in Yield on Investments at Fair Value (2) 9.48% 9.94% 9.85% 9.32% 9.33 % R-255 or G-92 de G-255 B-150 B-255 r fo Net Assets $1,104,742 $1,063,218 $1,060,187 $1,026,592 $978,601 Colors Text Dark Blue r R-0 Debt $1,000,207 $960,678 $1,107,064 $1,095,563 $1,202,739 R-0 be Debt To Equity at Quarter End 0.91x 0.90x 1.04x 1.07x 1.23x G-161 G-74 st B-224 B-136 re su Blue lts R-189 Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change R-0 G-230 in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period. (1) For equity investments with no stated par amount, includes total funded amount. (2) Weighted average yields include the effect of accretion of discounts and amortization of premiums G-161 and are based on interest rates as of each respective period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. 9 B-247 B-224

R-0 R-43 G-101 G-131 B-179 Quarterly Statements of Financial Condition – TCG BDC B-35 (Dollar amounts in thousands, except per share data) Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 R-145 Assets R-156 G-213 G-226 Investments—non-controlled/non-affiliated, at fair value $1,781,621 $1,731,319 $1,899,537 $1,840,979 $1,893,216 B-242 B-146 Investments—non-controlled/affiliated, at fair value 13,973 18,543 21,081 20,925 6,607 Investments—controlled/affiliated, at fair value 223,404 222,295 234,591 213,710 226,865 R-61 Total investments, at fair value 2,018,998 1,972,157 2,155,209 2,075,614 2,126,688 R-163 G-175 Cash and cash equivalents 112,911 87,186 40,071 62,324 70,281 G-143 B-46 Receivable for investment sold — 8,060 — 14,854 5,725 B-187 Deferred financing costs 4,126 3,950 4,069 4,869 4,687 U R-145 Interest Receivable from Non-Controlled/Non-Affiliated/Affiliated Investments 4,905 5,856 7,666 8,300 11,561 R-127 se G-229 Interest and Dividend Receivable from Controlled/Affiliated Investments 6,881 7,405 7,256 6,652 6,951 G-127 co B-0 Prepaid expenses and other assets 20 129 8 143 97 B-127 lo Total assets $2,147,841 $2,084,743 $2,214,279 $2,172,756 $2,225,990 rs in R-85 Liabilities R-219 pr G-67 G-217 Payable for investments purchased $— $1,870 $— $— $11 ef B-113 B-217 er Secured borrowings 554,299 514,635 660,959 649,397 756,511 re 2015-1 Notes payable, net of unamortized debt issuance costs 445,908 446,043 446,105 446,166 446,228 White d R-118 Due to Investment Adviser 131 236 169 228 142 or R-255 G-92 Interest and credit facility fees payable 4,478 7,500 7,994 7,563 7,680 de G-255 B-150 Dividend payable 23,150 35,497 22,681 27,082 21,825 B-255 r fo Base management and incentive fees payable 12,992 13,834 13,531 13,846 13,726 Colors Text Dark Blue r R-0 Administrative service fees payable 116 94 139 128 66 R-0 be Other accrued expenses and liabilities 2,025 1,816 2,514 1,754 1,200 G-161 G-74 st B-224 Total liabilities 1,043,099 1,021,525 1,154,092 1,146,164 1,247,389 B-136 re Net assets 1,104,742 1,063,218 1,060,187 1,026,592 978,601 su Total liabilities & net assets $2,147,841 $2,084,743 $2,214,279 $2,172,756 $2,225,990 Blue lts R-189 Net Asset Value Per Share $17.66 $17.09 $17.30 $17.06 $16.58 R-0 G-230 G-161 Please refer to the Company’s Form 10-Q for more information. 10 B-247 B-224

R-0 R-43 G-101 G-131 B-179 Quarterly Operating Results – TCG BDC B-35 R-145 R-156 G-213 (Dollar amounts in thousands) Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 G-226 B-242 Interest Income $40,676 $44,545 $44,471 $45,468 $45,168 B-146 Payment-In-Kind Interest Income 1,478 1,332 1,150 2,140 2,396 R-61 Income From Credit Fund 7,201 7,710 7,538 6,993 6,459 R-163 G-175 Other Income 1,925 2,724 2,028 2,266 1,756 G-143 B-46 Total Investment Income 51,280 56,311 55,187 56,867 55,779 B-187 U R-145 R-127 se Management Fees (1) 7,543 7,595 7,685 7,913 8,016 G-229 G-127 co B-0 Incentive Fees (2) 5,449 6,239 5,846 5,933 5,710 B-127 lo Interest Expense & Credit Facility Fees 10,955 11,511 12,559 13,703 14,083 rs Other Expenses 1,618 1,395 1,475 1,287 1,166 in R-85 R-219 pr Excise Tax Expense 30 160 60 60 49 G-67 Net Expenses 25,595 26,900 27,625 28,896 29,024 G-217 ef B-113 B-217 er Net Investment Income 25,685 29,411 27,562 27,971 26,755 re Net Realized and Change in Unrealized Gains (Losses) (19,605) (30,571) 6,164 (18,214) (35,744) White d R-118 Net Income (Loss) $6,080 $(1,160) $33,726 $9,757 $(8,989) R-255 or G-92 de G-255 B-150 B-255 r fo Colors Text Dark Blue r R-0 be R-0 G-161 G-74 st B-224 B-136 re (1) Beginning October 1, 2017, the base management fee is calculated at an annual rate of 1.50% of the Company’s gross assets, excluding cash and cash equivalents but including assets acquired through the use of leverage. In addition, on August 6, 2018, the Company's Board of Directors approved a one-third (0.50%) reduction in the 1.50% annual base management fee rate su charged by the Investment Adviser on assets financed using leverage in excess of 1.0x debt to equity. Effective July 1, 2018, the reduced annual fee of 1.00% applies to the average value of the Company's gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (i) 200% and (ii) the average value of the Company's net asset value at Blue lts R-189 the end of the two most recently completed calendar quarters. (2) Effective October 1, 2017, the Investment Adviser agreed to charge 17.5% instead of 20% with respect to the entire calculation of the incentive fee. R-0 G-230 Note: There can be no assurance that we will continue to earn income at this rate and our income may decline. If our income declines, we may reduce the dividend we pay and the yield you earn G-161 may decline. Refer to the consolidated financial statements included in Part I, Item I of the Company’s Form 10-Q for additional details. 11 B-247 B-224

Net Asset Value Per Share Bridge – TCG BDC

Quarter Ended September 30, 2019



17.06
0.45
(0.37)
(0.60)
0.04
16.58
June 30, 2019 NAV
Net Investment Income
Regular Dividend Declared
Realized/Change in Unrealized
Impact of Share Repurchases
September 30, 2019 NAV

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period.

12

THE CARLYLE GROUP

R-0 R-43 G-101 G-131 B-179 Senior Secured Credit Facilities & Unfunded Commitments B-35 R-145 Terms & Conditions R-156 G-213 Debt on Company’s Balance Sheet as of G-226 B-242 September 30, 2019 B-146 (dollar amounts in thousands) R-61 R-163 G-175 G-143 B-46 B-187 U R-145 R-127 se G-229 G-127 co B-0 B-127 lo rs in R-85 R-219 pr G-67 G-217 ef B-113 B-217 er re Unfunded Commitments – TCG BDC White d R-118 Par Value as of R-255 or G-92 September 30, G-255 de (Dollar amounts in thousands) June 30, 2019 B-150 2019 B-255 r Unfunded Delayed Draw Commitments $ 98,541 $ 105,692 fo Colors Text r Dark Blue R-0 Unfunded Revolving Commitments 75,312 69,442 be R-0 G-161 G-74 st B-224 Total Unfunded Commitments $ 173,853 $ 175,134 B-136 re su (1) Size represents maximum principal amount of the facility and is subject to availability under the facility, which is based on certain advance rates multiplied by the value of certain portfolio investments of the Company or Credit Fund (subject to certain concentration limitations) and may be net of certain other indebtedness that the Company or Credit Fund may incur in accordance with Blue lts R-189 the terms of the facility. Middle Market Credit Fund SPV, LLC (the “Credit Fund Sub”), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub is a wholly-owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements commencing from the date of its formation. (2) Weighted average interest rate, including amortization of debt R-0 G-230 issuance costs on the 2015-1R Notes, 2017-1 Notes and 2019-2 Notes, respectively, for the quarter ended September 30, 2019. (3) Credit Fund closed on June 24, 2016 on a revolving credit facility, the Credit Fund Facility, from which Credit Fund may from time to time request mezzanine loans from the Company. The maximum principal amount of the Credit Fund Facility is $175mm. (4) MMCF 13 G-161 B-247 CLO 2017-1 LLC is a wholly-owned and consolidated subsidiary of Credit Fund. (5) MMCF CLO 2019-2 LLC is a wholly-owned and consolidated subsidiary of Credit Fund. B-224

Liquidity and Investment Capacity – TCG BDC

- **Cash and Cash Equivalents**
  - Cash and cash equivalents totaled $70.3 million as of September 30, 2019
- **Credit Facilities - Availability**
  - Credit Facility – As of September 30, 2019, subject to leverage and borrowing base restrictions, we had approximately $90.8 million of remaining unfunded commitments and approximately $90.8 million of availability on this $593.0 million revolving credit facility
  - SPV Credit Facility – As of September 30, 2019, subject to leverage and borrowing base restrictions, we had approximately $145.7 million of remaining unfunded commitments and approximately $20.7 million of availability on this $400.0 million revolving credit facility

14 THE CARLYLE GROUP

R-0 R-43 G-101 G-131 B-179 Common Stock and Dividend Information – TCG BDC B-35 R-145 Common Stock (NASDAQ: CGBD – Closing Prices) R-156 G-213 Quarter Ended High Low End of Period G-226 B-242 September 30, 2019 $15.38 $13.47 $14.40 B-146 June 30, 2019 $15.51 $14.60 $15.24 March 31, 2019 $15.21 $12.81 $14.48 R-61 December 31, 2018 $16.81 $12.40 $12.40 R-163 G-175 September 30, 2018 $17.97 $16.70 $16.70 G-143 B-46 June 30, 2018 $18.34 $17.02 $17.02 B-187 March 31, 2018 $18.62 $17.03 $17.90 U R-145 December 31, 2017 $20.04 $17.04 $20.04 R-127 se G-229 September 30, 2017 $18.89 $18.00 $18.82 G-127 co B-0 June 30, 2017 (beginning June 14, 2017) $18.49 $18.01 $18.01 B-127 lo rs in R-85 R-219 pr G-67 G-217 ef B-113 B-217 er re White d R-118 R-255 or G-92 de G-255 B-150 B-255 r fo Colors Text Dark Blue r R-0 be R-0 G-161 G-74 st B-224 B-136 re su Note: Historical dividend data for dividends declared prior to the period shown are available on the Company’s website at tcgbdc.com No dividend was declared in 2013. There can be no Blue lts R-189 assurance that the Company will continue to achieve comparable results. (1) For dividends declared prior to the IPO (June 14, 2017), dividend yield is calculated by dividing the quarterly declared dividend by the weighted average of the net asset value at the beginning R-0 G-230 of the quarter and the capital called during the quarter and LTM dividend yield is calculated by adding the most recent four quarters’ dividend yields. For dividends declared after the IPO, LTM G-161 dividend yield is calculated by dividing the declared dividends for the most recent four quarters by the ending net asset value. Q1’14-Q3’14 contain fewer than four quarters’ dividend yields in the 15 B-247 LTM dividend yield presented, which have been annualized. B-224